THE ALGER FUNDS

Alger Small Cap Focus Fund

(the “Fund”)

Supplement dated September 16, 2022 to the

Summary Prospectuses and Prospectuses of the Fund

dated March 1, 2022, as amended and supplemented to date

Effective July 31, 2019, the Board of Trustees (the “Board”) of The Alger Funds authorized a partial closing of the Fund. On September 13, 2022, the Board determined it would be in the best interest of Fund shareholders to resume sales of shares of the Fund to all qualifying investors. Therefore, effective or about October 17, 2022, the Fund’s Class A, C, I, Y and Z shares will be available to all qualifying investors.

Shareholders should retain this Supplement for future reference.

S-SmallFocusAC 91622

S-SmallFocusI 91622

S-SmallFocusY 91622

S-SmallFocusZ 91622

S-TAF Retail 91622

S-TAF-Instl. 91622